SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2014

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On October 23, 2014, IBERIABANK Corporation (the “Company”) disclosed the following:

•	IBERIABANK’s operating tangible efficiency ratio (TE) for the third quarter of 2014 was 62%.

•	The Company recorded a $4.8 million impairment on its Indemnification Assets (IA) due to changes in the timing of expected OREO sales. The Company expects to recover a portion of this charge after the end of the reimbursement periods once certain OREO assets are sold.

•	The impact of net accretion on acquired loans for the third quarter of 2014 was segregated as follows:

(Dollars in millions)
	Net Yield	Coupon	Net Amortization/(Accretion) Impact on Interest Income

Covered loans, net of IA amortization	3.07%	4.57%	$2.3
Non-covered acquired loans	6.47%	4.65%	(5.8)

			$(3.5)

•	The Company expects its indemnification asset at December 31, 2014 to be between $80 and $85 million.

•	The Company reconfirms that its legacy small business loan portfolio increased $87 million, or 12%, on a linked-quarter basis. On a consolidated basis, the Company’s small business portfolio increased $66 million.

Caution About Forward-Looking Statements

This release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the proposed merger, the expected returns and other benefits of the proposed merger to shareholders, expected improvement in operating efficiency resulting from the proposed merger, estimated expense reductions resulting from the transaction and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the merger on IBKC’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements, and there can be no assurances that: the proposed merger will close when expected, the expected returns and other benefits of the proposed merger to shareholders will be achieved, the expected operating efficiencies will result, estimated expense reductions resulting from the transaction will occur as and when expected, the impact on tangible book value will be recovered or as expected or that the effect on IBKC’s capital ratios will be as expected. Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the time frames expected or at all, or may be more costly to achieve; that the merger transaction may not be timely completed, if at all; that prior to completion of the merger transaction or thereafter, the parties’ respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory, shareholder, or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the merger transaction; diversion of management time to merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in IBKC’s Form 10-K for the fiscal year ended December 31, 2013, and Form 10-Qs for the quarters ended March 31, 2014, June 30, 2014, and other documents subsequently filed by IBKC with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither IBKC nor Florida Bank Group, Inc. undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this press release or any related documents, IBKC and Florida Bank Group, Inc. claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

This communication is being made in respect of the proposed merger transaction involving IBKC and Florida Bank Group, Inc.. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, IBKC will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the shareholders of Florida Bank Group, Inc.. IBKC also plans to file other documents with the SEC regarding the proposed merger transaction with Florida Bank Group, Inc.. Florida Bank Group, Inc. will mail the final proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus, as well as other filings containing information about IBKC and Florida Bank Group, Inc., will be available without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from IBKC’s website (http://www.iberiabank.com), under the heading “Investor Information” and on Florida Bank Group, Inc.’s website (http://www.flbank.com).

IBKC and Florida Bank Group, Inc., and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Florida Bank Group, Inc. in respect of the proposed merger transaction. Information regarding the directors and executive officers of IBKC is set forth in the definitive proxy statement for IBKC’s 2014 annual meeting of shareholders, as filed with the SEC on April 7, 2014, and in Forms 3, 4 and 5 filed with the SEC by its officers and directors. Information regarding the directors and executive officers of Florida Bank Group,

Inc. who may be deemed participants in the solicitation of the shareholders of Florida Bank Group, Inc. in connection with the proposed transaction will be included in the proxy statement/prospectus for Florida Bank Group, Inc.’s special meeting of shareholders, which will be filed by IBKC with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: October 23, 2014	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer